SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 11, 2003

Date of Report (Date of Earliest Event Reported)

EQUITY INNS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	01-12073	62-1550848

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

7700 Wolf River Boulevard
Germantown, Tennessee 38138

(Address of Principal Executive Offices) (Zip Code)

(901) 754-7774

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EQUITY INNS, INC. INDEX TO EXHIBITS
EX-4.1 PREFERRED STOCK CERTIFICATE
EX-99.1 PRESS RELEASE 08/11/03

Item 5. Other Events and Required FD Disclosure

     On August 11, 2003, Equity Inns, Inc. (the “Company”) completed an underwritten public offering (the “Offering”) of 3,000,000 shares of the Company’s 8.75% Series B Cumulative Preferred Stock, $.01 par value per share (Liquidation Preference $25 per share), pursuant to the Company’s Prospectus Supplement dated July 10, 2003, supplementing the Company’s base Prospectus dated April 21, 1998 which was included as part of a Registration Statement on Form S-3 (No. 333-48169) declared effective by the Securities and Exchange Commission (the “Commission”) on April 21, 1998. A copy of the press release with respect to the closing of this Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

Exhibit	Description

4.1	Form of Preferred Stock Certificate for 8.75% Series B Cumulative Preferred Stock, $.01 par value (Liquidation Preference $25 per share), of the Company.

99.1	Press Release dated August 11, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY INNS, INC.

August 11, 2003	/s/ Donald H. Dempsey Donald H. Dempsey Executive Vice President, Secretary, Treasurer and Chief Financial Officer

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EQUITY INNS, INC.
INDEX TO EXHIBITS

Exhibit	Description

4.1	Form of Preferred Stock Certificate for 8.75% Series B Cumulative Preferred Stock, $.01 par value (Liquidation Preference $25 per share), of the Company.

99.1	Press Release dated August 11, 2003.

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